UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2014

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 SanDisk Drive, Milpitas, California 95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 16, 2014, SanDisk Corporation (“SanDisk”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among SanDisk, Flight Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SanDisk (“Purchaser”), and Fusion-io, Inc., a Delaware corporation (“Fusion-io”), pursuant to which SanDisk will acquire Fusion-io.

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, SanDisk (through Purchaser) has agreed to commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.0002 per share, of Fusion-io (the “Shares”) at a price of $11.25 per Share, net to the seller in cash, without interest (the “Offer Price”).  The Offer will expire at midnight New York time on the 20th business day following and including the commencement date, unless extended in accordance with the terms of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission (such time, the “Offer Closing”).

The Offer, if successful, will be followed by a merger (the “Merger”) of Purchaser with and into Fusion-io, with Fusion-io continuing as the surviving corporation and a subsidiary of SanDisk. In the Merger, any Shares not tendered into the Offer, other than Shares held by Fusion-io, SanDisk, Purchaser or shareholders who have validly exercised their appraisal rights under the General Corporate Law of the State of Delaware, will be cancelled and automatically converted into the right to receive the same per share consideration paid to Fusion-io shareholders in the Offer.

The consummation of the Offer is subject to the satisfaction or waiver of certain conditions, including, among others: (i) the valid tender of the number of Shares that would represent at least a majority of the Shares outstanding as of the Offer Closing, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of approvals or clearances required under applicable German antitrust laws, (iv) the absence of litigation or governmental action challenging or seeking to prohibit the Offer or the Merger and (v) there not having been a material adverse effect with respect to Fusion-io.

The Merger Agreement contains certain termination rights of SanDisk and Fusion-io and provides that, upon the termination of the Merger Agreement under particular circumstances, Fusion-io would be required to pay SanDisk a termination fee equal to $42 million.  In addition, either SanDisk or Fusion-io may terminate the Merger Agreement if the Merger is not consummated before October 16, 2014.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about SanDisk and Fusion-io. The Merger Agreement contains representations and warranties that each of SanDisk and Fusion-io made to the other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Support Agreements

In order to induce SanDisk and Purchaser to enter into the Merger Agreement, certain stockholders of Fusion-io entered into support agreements with SanDisk (the “Support Agreements”) concurrent with the execution and delivery of the Merger Agreement.  Shares held by these stockholders that are eligible to be tendered into the Offer represent, in the aggregate, approximately 7% of the Shares outstanding on the date of the Merger Agreement (excluding Shares issuable upon exercise of options or other convertible securities).  Subject to the terms and conditions of the Support Agreements, such stockholders agreed, among other things, to tender their Shares in the Offer.  The foregoing descriptions of the Support Agreements do not purport to be complete and are qualified in their entirety by reference to the Support Agreements, a form of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Forward-Looking Statements

This document contains certain forward-looking statements, including those relating to the commencement and closing of the tender offer and related transactions, including the expected benefits of the acquisition of Fusion-io by SanDisk and the expected timing of the closing of the acquisition, which are based on current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate.  The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of SanDisk and Fusion-io.  Risks that may cause these forward-looking statements to be inaccurate include among others:  SanDisk may not receive sufficient tender of shares from Fusion-io’s stockholders to close the tender offer; the Fusion-io acquisition may not be consummated due to the failure to satisfy the various conditions to closing, including the need for regulatory clearance; general business and economic conditions; and the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in SanDisk’s U.S. Securities and Exchange Commission (“SEC”) filings and reports, including, but not limited to, its Quarterly Report on Form 10-Q for the quarter ended March 30, 2014 and its Annual Report on Form 10-K for the fiscal year ended December 29, 2013, as well as the tender offer documents to be filed by SanDisk and the solicitation/recommendation statement to be filed by Fusion-io in connection with the tender offer.

Additional Information

This document does not constitute an offer to buy or a solicitation of an offer to sell any securities.  SanDisk has not yet commenced the tender offer for the shares of Fusion-io at this time.  Upon commencement of the tender offer, SanDisk and Purchaser will file with the SEC a tender offer statement on Schedule TO and related exhibits (including the offer to purchase, the letter of transmittal and other related documents), and Fusion-io will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer.  Any definitive tender offer documents will be mailed to the stockholders of Fusion-io.  INVESTORS AND SECURITY HOLDERS OF FUSION-IO ARE STRONGLY URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by SanDisk through the website maintained by the SEC at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description of Document
2.1	Agreement and Plan of Merger, dated June 16, 2014, by and among SanDisk Corporation, Flight Merger Sub, Inc. and Fusion-io, Inc.

2.2	Form of Support Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2014

SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
2.1	Agreement and Plan of Merger, dated June 16, 2014, by and among SanDisk Corporation, Flight Merger Sub, Inc. and Fusion-io, Inc.

2.2	Form of Support Agreement